Exhibit 10.5
FIRST AMENDMENT TO THE
EMPLOYMENT AGREEMENT
BETWEEN
FOSTER WHEELER LTD.
AND
UMBERTO DELLA SALA
     This FIRST AMENDMENT (this “Amendment”) to the Employment Agreement between FOSTER WHEELER LTD., a Bermuda company (the “Employer”), and UMBERTO DELLA SALA (the “Executive”), dated as of March 1, 2008 (the “Employment Agreement”), is made and entered into effective as of October 1, 2008.
     WHEREAS, the Executive and Foster Wheeler Continental Europe, S.r.l. (“FWCEU”) have agreed to terminate their fixed term employment agreement (the “FWCEU Agreement”) by mutual consent effective as of September 30, 2008;
     WHEREAS, the Executive and Foster Wheeler Global E&C S.r.l. (“FWGE&C”) have agreed to enter into a new fixed term employment agreement with the same terms and conditions as those in the FWCEU Agreement effective as of October 1, 2008; and
     WHEREAS, the parties each desire to amend the Employment Agreement to reflect the above-described change in the Executive’s subsidiary employer from FWCEU to FWGE&C and to contemplate any further similar such changes in the Executive’s subsidiary employer.
     NOW THEREFORE, BE IT RESOLVED, the Employer and the Executive by executing this Amendment hereby agree to amend the Employment Agreement as follows:
1.	The first and second “Whereases” of the Employment Agreement are hereby revised to read in their entirety as follows:
     “WHEREAS, the Executive is currently employed by Foster Wheeler Global E&C S.r.l. and may come to be employed by one or more other Italian affiliates of the Employer (collectively, and each, the “Italian Subsidiary”);
      WHEREAS, Executive’s employment relationship with the Italian Subsidiary is collectively governed by Italian law, the Contratto Collettivo Nazionale Dirigenti Aziende Industriali which is set to expire on December 31, 2008, and any extension thereto or successor contract (the “National Contract”), an Italian employment contract, and the applicable Italian Subsidiary policies and procedures;”
     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

FOSTER WHEELER LTD.

By:	/s/ Raymond J. Milchovich
Name: Raymond J. Milchovich
Title: Chief Executive Officer

/s/ Umberto della Sala Umberto della Sala